Convertible redeemable non-controlling interests	12 Months Ended
Dec. 31, 2022
Convertible redeemable non-controlling interests
Convertible redeemable non-controlling interests

15. Convertible redeemable non-controlling interests

●	Investment in Changshu Missfresh

In April, 2020, the Company entered into a series of investment agreements with a third-party investor, and pursuant to the agreement, the third-party investor agreed to invest RMB250 million in Changshu Missfresh. After the deduction of the prepaid management fee of RMB15 million, the Company received the net proceeds of RMB235 million. Upon the completion of the investment, the Group held over 92% of controlling equity interests in Changshu Missfresh.

Pursuant to investment agreements, the third-party investor has the right to request the Company to redeem its equity interests in Changshu Missfresh at an agreed price in case of Missfresh’s failure to complete a Qualified IPO in 60 months commencing from March 2020, or Changshu Missfresh doesn’t meet its performance target (revenue and net profit) for the next five years on an accumulative basis. The agreed price is calculated based on cash investment to Changshu Missfresh plus the interest calculated from the quoted average interest rate of the bank loan market for the same period.

As the redemption is at the holders’ option and is upon the occurrence of the events that are not solely within the control of the Company, the third party’s contributions in Changshu Missfresh were classified as mezzanine equity and is subsequent accreted to the redemption price using the agreed interest rate with a corresponding charge to the accumulated deficits.

The Company recognized accretion to the respective redemption value of the third party’s contribution as an increase of accumulated deficit over the period starting from issuance date.

The Company also granted the investor a right to exchange the equity interests then held by it for the Company’s Series F preferred shares at its original issuance price, within the six months preceding the fifth anniversary of the closing date of this investment. The Company determined that the conversion features do not meet the definition of a derivative as they cannot be net settled. Therefore, such feature was not bifurcated from the mezzanine classified non-controlling interests.

In May 2021, the third-party investor converted its equity interest into the Company’s 6,818,048 Series F preferred shares at its original issuance price, and no gain or loss was recognized. Consequently, Changshu Missfresh became a wholly owned subsidiary of the Company.

The Company’s convertible redeemable non-controlling interest activities for the years ended December 31, 2020, 2021 and 2022 are summarized below:

	Changshu
	Missfresh	Total
	Amount	Amount
	(RMB)	(RMB)
Balances as of January 1, 2020	—	—
Issuance of convertible redeemable non-controlling interests, net of issuance costs	235,000	235,000
Accretion of convertible redeemable non-controlling interests to redemption value	6,750	6,750
Balances as of December 31, 2020	241,750	241,750
Issuance of convertible redeemable non-controlling interests, net of issuance costs	—	—
Accretion of convertible redeemable non-controlling interests to redemption value	4,296	4,296
Conversion of convertible redeemable non-controlling interest into convertible redeemable preferred shares	(246,046)	(246,046)
Balances as of December 31, 2021	—	—